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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





To the Shareholders and Board of Directors of Call Now, Inc.



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Call Now, Inc. (the "Company"), of our report dated March 12, 1997, except for Note 11 which is as of March 26, 1977, relating to the financial statements of the Company, appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.




                                                      /s/ BDO Seidman, LLP

                                                      BDO SEIDMAN, LLP
Miami, Florida
April 9, 1997




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